POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Robert J. Brilon and Deborah W. Moore signing singly, his true and lawful attorney-in-fact to:


(1)	execute for and on behalf of the undersigned Forms 3, 4 and 5, including any amendments thereto, in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)	execute
for an on behalf of the undersigned Schedule 13D and 13G, including any amendments thereto, in accordance with Section 12 of the Securities Exchange Act of 1934 and the rules thereunder;

(3)	do and perform any
and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedule 13D or 13G and the timely filing of such form or schedule with the United States Securities and Exchange Commission and any other authority; and


(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion.

The undersigned
hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his/her substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Sections 13 and/or 16 of the Securities Exchange Act of 1934.


	The Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.


IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of April , 2003.



Witnesses:

Debbie Davis							 Kari Vinall


Signature					Signature

Debbie Davis							 Kari Vinall


(Print Name)					(Print Name)


John W. Hail
Signature


John W. Hail
(Print Name)





SUBSCRIBED AND
SWORN TO
Before me this  1st day of
May, 2003.



Kathie L.
Smith

Notary Public



My Commission Expires:
6/15/03